Exhibit 99.1

Investor Relations Contact:
Shanye Hudson, (510) 661-1714
shanye.hudson@seagate.com

Media Contact:
Gregory Belloni, (408) 658-1018
gregory.belloni@seagate.com

SEAGATE TECHNOLOGY REPORTS FISCAL THIRD QUARTER 2020 FINANCIAL RESULTS
–Achieved revenue of $2.72 billion
–Reported GAAP operating margin of 13.8%; non-GAAP operating margin of 15.5%
–Delivered GAAP diluted earnings per share (EPS) of $1.22; non-GAAP diluted EPS of $1.38
–Generated $390 million in operating cash flow and $260 million in free cash flow

CUPERTINO, CA - April 22, 2020 - Seagate Technology plc (NASDAQ: STX) (the “Company” or “Seagate”) today reported financial results for its fiscal third quarter ended April 3, 2020.

“Seagate executed very well in the third quarter while navigating the unprecedented challenges brought on by the COVID-19 pandemic. Our teams worked tirelessly to safeguard the health of their colleagues, support customer demand, and execute our product roadmap. In this challenging environment, we achieved strong financial performance, delivering revenue and non-GAAP EPS that were above our guidance midpoint and continuing to generate solid free cash flow,” said Dave Mosley, Seagate’s chief executive officer.

“Our results demonstrate the resilience of our business model, which combined with our strong balance sheet and liquidity offer stability to manage through this uncertain environment. Over the long-term, we believe the strength of our technology innovation and product portfolio position Seagate well to capitalize on secular demand for mass capacity storage as well as the growing necessity for cost effective data management solutions driven by the transition to IT 4.0.”

Quarterly Financial Results

	GAAP		Non-GAAP
	FQ3 2020	FQ3 2019	FQ3 2020	FQ3 2019
Revenue ($M)	$2,718	$2,313	$2,718	$2,313
Gross Margin	27.4%	26.0%	28.0%	26.8%
Operating Margin	13.8%	10.2%	15.5%	12.7%
Net Income ($M)	$320	$195	$363	$263
Diluted Earnings Per Share	$1.22	$0.69	$1.38	$0.93

The Company generated $390 million in cash flow from operations and $260 million in free cash flow during the fiscal third quarter 2020. Seagate maintained a healthy balance sheet and during the fiscal third quarter 2020, the Company paid cash dividends of $170 million and repurchased 4 million ordinary shares for $195 million. Cash and cash equivalents totaled $1.6 billion at the end of the quarter. There were 257 million ordinary shares issued and outstanding as of the end of the quarter.

All periods presented exclude share-based compensation from non-GAAP results. For a detailed reconciliation of GAAP to non-GAAP results, see accompanying financial tables.

Seagate has issued a Supplemental Financial Information document, which is available on Seagate’s Investor Relations website at investors.seagate.com.

Quarterly Cash Dividend
The Board of Directors of the Company (the “Board”) declared a quarterly cash dividend of $0.65 per share, which will be payable on July 8, 2020 to shareholders of record as of the close of business on June 24, 2020. The payment of any future quarterly dividends will be at the discretion of the Board and will be dependent upon Seagate’s financial position, results of operations, available cash, cash flow, capital requirements and other factors deemed relevant by the Board.

Business Outlook
The business outlook for the fiscal fourth quarter 2020 is based on our current assumptions and expectations; actual results may differ materially, as a result of, among other things, the important factors discussed in the Cautionary Note Regarding Forward-Looking Statements section of this release.

The Company is providing the following guidance for its fiscal fourth quarter 2020:
•Revenue of $2.6 billion, plus or minus 7%
•Non-GAAP diluted EPS of $1.28, plus or minus 10%

Guidance regarding non-GAAP diluted EPS excludes known charges related to amortization of acquired intangible assets and estimated share-based compensation expenses of $0.05 per share and $0.11 per share, respectively.

We have not reconciled our non-GAAP diluted EPS to the most directly comparable GAAP measure because material items that may impact these measures are out of our control and/or cannot be reasonably predicted, including, but not limited to, accelerated depreciation, impairment and other charges related to cost saving efforts, restructuring charges, strategic investment losses or impairment recognized, income tax adjustments on these measures, and other charges or benefits that may arise. The amounts of these measures are not currently available, but may be material to future results. A reconciliation of the non-GAAP diluted EPS to the corresponding GAAP measures is not available without unreasonable effort. A reconciliation of our historical non-GAAP financial measures to their nearest GAAP equivalent is contained in this release.

Investor Communications
Seagate management will hold a public webcast today at 2:00 p.m. Pacific / 5:00 p.m. Eastern that can be accessed on its Investor Relations website at investors.seagate.com.

An archived audio webcast of this event will be available on Seagate’s Investor Relations website at investors.seagate.com shortly following the event conclusion.

About Seagate

Seagate crafts the datasphere, helping to maximize humanity’s potential by innovating world-class, precision-engineered data management solutions with a focus on sustainable partnerships. Learn more about Seagate by visiting www.seagate.com or following us on Twitter, Facebook, LinkedIn, YouTube, and subscribing to our blog.

© 2020 Seagate Technology LLC. All rights reserved. Seagate, Seagate Technology, and the Spiral logo are registered trademarks of Seagate Technology LLC in the United States and/or other countries.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical fact. Forward-looking statements include, among other things, statements about the Company’s plans, strategies and prospects, financial outlook for future periods, including the fiscal fourth quarter 2020, expectations regarding the Company’s products, our ability to ramp production, storage industry trends and market demand, shifts in technology, the Company’s ability to meet market and industry expectations, and the effects of these future trends, the possible effects of the economic conditions worldwide resulting from the COVID-19 pandemic, and expectations on the Company’s business as well as dividend issuance plans for the fiscal quarter ending July 3, 2020 and beyond. Forward-looking statements generally can be identified by words such as “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “should,” “may,” “will,” "will continue," "can," "could" or the negative of these words, variations of these words and comparable terminology. Information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this press release include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on August 2, 2019, and in Item 8.01 in our Form 8-K filed with the SEC on April 22, 2020, both of which are available on our investor relations website at investors.seagate.com. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended April 3, 2020. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to us on, and which speak only as of, the date hereof. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, unless required by applicable law.

The inclusion of Seagate’s website addresses in this press release are intended to be inactive textual references only and not active hyperlinks. The information contained in, or that can be accessed through, Seagate’s websites and social media channels are not part of this press release.

SEAGATE TECHNOLOGY PLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

	April 3, 2020	June 28, 2019
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,612	$2,220
Accounts receivable, net	1,160	989
Inventories	1,102	970
Other current assets	141	184
Total current assets	4,015	4,363
Property, equipment and leasehold improvements, net	2,093	1,869
Goodwill	1,237	1,237
Other intangible assets, net	70	111
Deferred income taxes	1,112	1,114
Other assets, net	302	191
Total Assets	$8,829	$8,885
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$1,830	$1,420
Accrued employee compensation	155	169
Accrued warranty	76	91
Current portion of long-term debt	12	—
Accrued expenses	617	552
Total current liabilities	2,690	2,232
Long-term accrued warranty	87	104
Long-term accrued income taxes	3	4
Other non-current liabilities	166	130
Long-term debt	4,091	4,253
Total Liabilities	7,037	6,723

Total Equity	1,792	2,162
Total Liabilities and Equity	$8,829	$8,885

SEAGATE TECHNOLOGY PLC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions, except per share data)
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	April 3, 2020	March 29, 2019	April 3, 2020	March 29, 2019
Revenue	$2,718	$2,313	$7,992	$8,019

Cost of revenue	1,972	1,712	5,817	5,711
Product development	246	238	751	750
Marketing and administrative	119	110	361	345
Amortization of intangibles	3	6	11	17
Restructuring and other, net	2	11	19	41
Total operating expenses	2,342	2,077	6,959	6,864

Income from operations	376	236	1,033	1,155

Interest income	4	21	19	67
Interest expense	(49)	(55)	(152)	(169)
Other, net	7	13	(28)	28
Other expense, net	(38)	(21)	(161)	(74)

Income before income taxes	338	215	872	1,081
Provision for income taxes	18	20	34	52
Net income	$320	$195	$838	$1,029

Net income per share:
Basic	$1.23	$0.69	$3.19	$3.62
Diluted	1.22	0.69	3.15	3.57
Number of shares used in per share calculations:
Basic	261	281	263	284
Diluted	263	284	266	288

Cash dividends declared per ordinary share	$0.65	$0.63	$1.93	$1.89

SEAGATE TECHNOLOGY PLC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	For the Nine Months Ended
	April 3, 2020	March 29, 2019
OPERATING ACTIVITIES
Net income	$838	$1,029
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	279	407
Share-based compensation	80	73
Deferred income taxes	3	15
Other non-cash operating activities, net	55	(69)
Changes in operating assets and liabilities:
Accounts receivable, net	(172)	296
Inventories	(126)	49
Accounts payable	424	(366)
Accrued employee compensation	(14)	(108)
Accrued expenses, income taxes and warranty	(18)	(32)
Other assets and liabilities	(23)	19
Net cash provided by operating activities	1,326	1,313
INVESTING ACTIVITIES
Acquisition of property, equipment and leasehold improvements	(471)	(451)
Proceeds from settlement of foreign currency forward exchange contracts	—	66
Proceeds from sale of strategic investments	—	10
Proceeds from the sale of assets	1	30
Purchases of investments	(57)	(14)
Net cash used in investing activities	(527)	(359)
FINANCING ACTIVITIES
Redemption and repurchase of debt	(685)	(499)
Dividends to shareholders	(505)	(539)
Repurchases of ordinary shares	(795)	(613)
Taxes paid related to net share settlement of equity awards	(39)	(30)
Net proceeds from issuance of long-term debt	498	196
Proceeds from issuance of ordinary shares under employee stock plans	100	68
Other financing activities, net	(2)	—
Net cash used in financing activities	(1,428)	(1,417)
Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash	(8)	(3)
Decrease in cash, cash equivalents and restricted cash	(637)	(466)
Cash, cash equivalents and restricted cash at the beginning of the period	2,251	1,857
Cash, cash equivalents and restricted cash at the end of the period	$1,614	$1,391

Use of non-GAAP financial information

The Company uses non-GAAP measures of adjusted revenue, gross margin, gross margin as a percentage of revenue, operating expenses, income from operations, operating margin as a percentage of revenue, net income, diluted EPS, and free cash flow, which are adjusted from results based on GAAP to exclude certain benefits, expenses, gains and losses. These non-GAAP financial measures are provided to enhance the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes non-GAAP results provide useful information to both management and investors as these non-GAAP results exclude certain benefits, expenses, gains and losses that it believes are not indicative of its core operating results and because it is similar to the approach used in connection with the financial models and estimates published by financial analysts who follow the Company. Free cash flow does not reflect all of the Company's expenses and non-cash items, and does not reflect the Company's uses of cash in financing and investing activities.

These non-GAAP results are some of the measurements management uses to assess the Company’s performance, allocate resources and plan for future periods. Reported non-GAAP results should only be considered as supplemental to results prepared in accordance with GAAP, and not considered as a substitute or replacement for, or superior to, GAAP results. These non-GAAP measures may differ from the non-GAAP measures reported by other companies in its industry.

SEAGATE TECHNOLOGY PLC
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts and gross margin)
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	April 3, 2020	March 29, 2019 (a)	April 3, 2020	March 29, 2019 (a)
GAAP Revenue	$2,718	$2,313	$7,992	$8,019
Adjustment to discontinued products	—	—	—	1
Non-GAAP Revenue	$2,718	$2,313	$7,992	$8,020

GAAP Gross Margin	$746	$601	$2,175	$2,308
Adjustment to discontinued products	—	—	—	1
Amortization of acquired intangible assets	9	14	29	40
Share-based compensation	7	6	20	17
Restructuring and other, net	—	—	—	(1)
Non-GAAP Gross Margin	$762	$621	$2,224	$2,365

GAAP Gross Margin	27.4%	26.0%	27.2%	28.8%
Non-GAAP Gross Margin	28.0%	26.8%	27.8%	29.5%

GAAP Operating Expenses	$370	$365	$1,142	$1,153
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	—	—	(2)
Amortization of acquired intangible assets	(3)	(5)	(9)	(14)
Restructuring and other, net	(2)	(11)	(19)	(41)
Share-based compensation	(20)	(22)	(60)	(56)
Other charges	(5)	—	(5)	—
Non-GAAP Operating Expenses	$340	$327	$1,049	$1,040

GAAP Income From Operations	$376	$236	$1,033	$1,155
Adjustment to discontinued products	—	—	—	1
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	—	—	2
Amortization of acquired intangible assets	12	19	38	54
Restructuring and other, net	2	11	19	41
Share-based compensation	27	28	80	73
Other charges	5	—	5	(1)
Non-GAAP Income From Operations	$422	$294	$1,175	$1,325

GAAP Operating Margin	13.8%	10.2%	12.9%	14.4%
Non-GAAP Operating Margin	15.5%	12.7%	14.7%	16.5%

SEAGATE TECHNOLOGY PLC
RECONCILIATIONS OF GAAP TO NON-GAAP MEASURES
(In millions, except per share amounts and gross margin)
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	April 3, 2020	March 29, 2019 (a)	April 3, 2020	March 29, 2019 (a)
GAAP Net Income	$320	$195	$838	$1,029
Adjustment to discontinued products	—	—	—	1
Accelerated depreciation, impairment and other charges related to cost saving efforts	—	—	—	2
Amortization of acquired intangible assets	12	19	38	54
Restructuring and other, net	2	11	19	41
Losses recognized on the early redemption and repurchase of debt	—	—	30	—
Strategic investment losses or impairment recognized	—	—	1	2
Share-based compensation	27	28	80	73
Other charges	4	—	4	(1)
Income tax adjustments	(2)	10	(10)	8
Non-GAAP Net Income	$363	$263	$1,000	$1,209

Shares used in diluted net income per share calculation	263	284	266	288
GAAP Diluted Net Income Per Share	$1.22	$0.69	$3.15	$3.57
Non-GAAP Diluted Net Income Per Share	1.38	0.93	3.76	4.20

GAAP Net Cash Provided by Operating Activities	$390	$438	$1,326	$1,313
Acquisition of property, equipment and leasehold improvements	130	147	471	451
Free Cash Flow	$260	$291	$855	$862

(a) In the fiscal first quarter of 2020, the Company began excluding share-based compensation from non-GAAP results. To provide improved visibility and comparability, the Company has reflected this change to its non-GAAP results retrospectively to the earliest date presented.

The Company’s Non-GAAP measures are adjusted for the following items:

Adjustment to discontinued products
These adjustments relate to sales of certain discontinued products or changes in sales provision for discontinued products. These adjustments are inconsistent in amount and frequency and are excluded in the non-GAAP measures as these adjustments are not indicative of the underlying ongoing operating performance.

Accelerated depreciation, impairment and other charges related to cost saving efforts
These expenses are excluded in the non-GAAP measures due to the inconsistency in amount and frequency and are excluded to facilitate a more meaningful evaluation of the Company’s current operating performance and comparison to its past periods’ operating performance.

Amortization of acquired intangible assets
The Company records expense from amortization of intangible assets that were acquired in connection with its business combinations over their estimated useful lives. Such charges are inconsistent in size and are significantly impacted by the timing and magnitude of the Company’s acquisitions. Consequently, these expenses are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Share-based compensation
As disclosed in the Company’s fiscal fourth quarter 2019 earnings release, share-based compensation expense is excluded from its non-GAAP results. These expenses consist primarily of expenses for employee share-based compensation. Given the variety of equity awards used by companies, the varying methodologies for determining share-based compensation expense, the subjective assumptions involved in those determinations, and the volatility in valuations that can be driven by market conditions outside the Company’s control, the Company believes excluding share-based compensation expense enhances the ability of management and investors to understand and assess the underlying performance of its business over time and compare it against the Company’s peers, a majority of whom also exclude share-based compensation expense from their non-GAAP results.

Other charges
The other charges primarily include impairments or write-offs of other assets and certain discontinued inventory and expense related to disposed business. These charges are inconsistent in amount and frequency and are excluded in the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Restructuring and other, net
Restructuring and other, net are costs associated with restructuring plans that are primarily related to costs associated with reduction in the Company’s workforce, exiting certain facilities and other related costs. These also exclude charges or gains from sale of properties. These costs or benefits do not reflect the Company’s ongoing operating performance and consequently are excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Losses recognized on the early redemption and repurchase of debt
From time to time, the Company incurs losses or gains from the early redemption and repurchase of certain long-term debt instruments. These losses or gains represent the difference between the reacquisition costs and the par value of the debt extinguished and include the write off of any related unamortized debt issuance costs. The amount of these charges may be inconsistent in size and varies depending on the timing of the repurchase of debt.

Strategic investment losses or impairment recognized
From time to time, the Company incurs losses or gains from strategic investments accounted for under the equity method of accounting or records impairment charges which are not considered as part of its ongoing operating performance. The resulting expense or gain is inconsistent in amount and frequency and consequently is excluded from the non-GAAP measures to facilitate a more meaningful evaluation of its current operating performance and comparison to its past periods’ operating performance.

Income tax adjustments
Provision or benefit for income taxes represents the tax effects of non-GAAP adjustments determined using a hybrid with and without method and effective tax rate for the applicable adjustment and jurisdiction.

Free cash flow
Free cash flow is a non-GAAP measure defined as net cash provided by operating activities less acquisition of property, equipment and leasehold improvements. This non-GAAP financial measure is used by management to assess the Company's sources of liquidity, capital structure and operating performance.